EXHIBIT 99.1

RXO Investor Day October 18, 2022

Disclaimer and non-GAAP financial measures

Disclaimer

This presentation (this "Presentation") has been prepared solely for informational purposes by RXO, Inc. (together with subsidiaries, "RXO," "we," "us" or "our"). The information contained in this Presentation is subject to confidentiality. Acceptance of this Presentation constitutes an agreement to preserve the confidentiality of the information set forth herein and be bound by the terms hereof. If the recipient is not willing to accept the information on the terms set forth herein, then it must return this Presentation immediately and without making any copies.

This Presentation has been prepared to assist interested parties in making their own evaluation of RXO and does not and should not be considered as a recommendation by anyone to engage in a transaction or make an investment. Each recipient of the information and data contained herein should take such steps as it deems necessary to assure that it has the information it considers material or desirable and should perform its own independent investigation and analysis of RXO. This Presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Non-GAAP financial measures

As required by the rules of the Securities and Exchange Commission ("SEC"), we provide reconciliations of the non-GAAP financial measures contained in this Presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this document.

This document contains the following non-GAAP financial measures for RXO: adjusted earnings before interest, taxes, depreciation and amortization, as further adjusted in connection with the contemplated spin-off transaction ("adjusted EBITDA") for the six months ended June 30, 2022 and 2021, and the years ended December 31, 2021, 2020 and 2019; public company pro forma adjusted EBITDA for the twelve months ended June 30, 2022, the six months ended June 30, 2022 and 2021 and the years ended December 31, 2021, 2020 and 2019; return on invested capital ("ROIC") for the twelve months ended December 31, 2021; revenue less purchased transportation for the twelve months ended June 30, 2022 and 2021 and the years ended December 31, 2021 and 2019; free cash flow and adjusted free cash flow for the twelve months ended June 30, 2022; net leverage and net debt; and net capital expenditures ("capex") and net capital expenditures as a percentage of revenue for the years ended December 31, 2021 and 2020 and the twelve months ended June 30, 2022.

We believe that the above adjusted financial measures facilitate analysis of the ongoing business operations of RXO because they exclude items that may not be reflective of, or are unrelated to, our business' core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance.

Adjusted EBITDA includes adjustments for transaction and integration costs as well as restructuring costs. Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin-off and may include transaction costs, consulting fees, retention awards, and internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and converging IT systems. Restructuring costs primarily relate to severance costs associated with business optimization initiatives. Management uses this non-GAAP financial measure in making financial, operating and planning decisions and evaluating RXO's ongoing performance. Pro forma adjusted EBITDA includes adjustments for the reversal of allocated corporate expenses, public company operating expense and expense of being a public company.

We believe that adjusted EBITDA and pro forma adjusted EBITDA improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses. We believe that ROIC is an important metric as it measures how effectively we deploy our capital base. ROIC is calculated as net operating profit after tax ("NOPAT") for the year ended December 31, 2021 divided by average invested capital excluding goodwill and intangible assets. NOPAT is calculated as public company pro forma adjusted EBITDA less depreciation expense and cash taxes plus operating lease interest. Invested capital is calculated as total assets excluding cash, goodwill and intangible assets less total liabilities excluding net deferred tax and operating lease liabilities. Average invested capital is calculated as the average of invested capital as of December 31, 2021 and 2020. We believe that revenue less purchased transportation improves the comparability of our operating results from period to period by removing the cost of transportation and services (exclusive of depreciation and amortization) incurred in the reporting period as set out in the attached tables. We believe that free cash flow and adjusted free cash flow are important measures of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value. We calculate free cash flow as pro forma adjusted EBITDA less net interest expense, taxes, change in net working capital and net capital expenditures, and adjusted free cash flow as free cash flow as further adjusted for pro forma interest expense and incremental working capital. We believe that net leverage and net debt are important measures of our overall liquidity position and are calculated by removing cash and cash equivalents from our reported total debt and reporting net debt as a ratio of our trailing twelve-month pro forma adjusted EBITDA. We believe net capital expenditures is an important measure of our capital intensity and is calculated as payment for purchases of property and equipment, less proceeds from sale of property and equipment.

This Presentation includes LTM financial information for the LTM period ended June 30, 2022, and is calculated as: the statement of operations for the year ended December 31, 2021, minus the unaudited combined condensed statement of operations for the six months ended June 30, 2021 plus the unaudited combined condensed statements of operations for the six months ended June 30, 2022.

Furthermore, this Presentation includes pro forma information. The pro forma adjustments include transaction accounting adjustments that reflect the accounting for transactions in accordance with GAAP, and autonomous entity adjustments that reflect certain incremental expense or other changes necessary, if any, to reflect the financial condition and results of operations as if RXO was a standalone entity. The pro forma adjustments are based on available information and assumptions our management believes are reasonable; however, such adjustments are subject to change as transaction-related agreements are finalized and the costs of operating as a standalone company are determined. In addition, such adjustments are estimates and may not prove to be accurate.

RXO

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Forward-looking statements

This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to the planned spin-off and capital structure, the expected timing of the spin-off and our future growth prospects and strategies for RXO. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," "trajectory" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include XPO's ability to effect the spin-off and meet the related conditions of the spin-off, the expected timing of the completion of the spin-off and the terms of the spin-off, our ability to achieve the expected benefits of the spin-off, and the risks that will be discussed in our filings with the SEC and the following: competition and pricing pressures; economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; governmental regulation and political conditions; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the impact of potential cyber-attacks and information technology or data security breaches; issues related to our intellectual property rights; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; and the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

RXO

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Planned spin-off will separate XPO into two transportation powerhouses

RXO

Leading tech-enabled brokered transportation platform

- Nimble, asset-light model with high ROIC
- A best-in-class truck brokerage provider with track record of outperforming the industry
- Highly variable cost structure provides operating flexibility to manage effectively through cycles

$5.1 billion

LTM Revenue[2]

XPO

Sector leader, including one of the largest less-than-truckload (LTL) networks in North America

- $51 billion industry, few large players
- Asset-based model; leading footprint
- ~1,300 bps of adjusted operating ratio improvement since 2015 acquisition[1]
- XPO-specific tech initiatives to drive hundreds more bps of margin improvement

$7.5 billion

LTM Remaining Company Revenue[3]

The aggregate trading price of the stocks of the two standalone companies created by the spin-off **is expected to be higher** than the price that XPO's stock would trade at if the two businesses remained combined

RXO

[1] Improvement from Q4 2015 through Q2 2022.
[2] 12 months ended June 30, 2022.
[3] 12 months ended June 30, 2022; XPO figures exclude RXO and our North American intermodal operation divested in March 2022.
Refer to the Non-GAAP Financial Measures section on page 2 and Supplemental Materials for related information

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5 Key investment highlights 1 Large addressable market with secular tailwinds 2 Market - leading platform with complementary transportation solutions 3 Proprietary technology drives efficiency, volume and margin expansion 4 Long - term relationships with blue - chip customers 5 Diverse exposure across attractive end markets 6 Tiered approach to sales drives multi - faceted growth opportunities 7 Track record of above - market growth and high profitability 8 Experienced and proven leadership team

6 RXO overview

7 Leading tech - enabled brokered transportation platform $750+ billion addressable market 1 58 of Fortune 100 are customers 2 ~10,000 customers 2 16 years average tenure of top 10 customers 2 800K+ truck driver downloads of RXO Connect Ρ mobile app 3 80% of brokerage loads created or covered digitally 2 ~7,400 employees 2 42% ROIC 4 ~100K carriers on the platform 5 Source: Third - party research 1 Reflects total addressable for - hire truckload opportunity and industry size for Managed Transportation, Last Mile and Freight F orwarding. 2 As of June 30, 2022. 3 As of August 31, 2022. 4 ROIC for 12 months ended December 31, 2021. Invested capital excludes goodwill and intangibles. 5 Brokerage only, as of June 30, 2022. Refer to the Non - GAAP Financial Measures section on page 2 and Supplemental Materials for related information

8 Source: Third - party research 1 Reflects total addressable for - hire truckload opportunity and industry size for Managed Transportation, Last Mile and Freight F orwarding. 2 Last Mile estimated market growth through 2024E. Large addressable market with secular tailwinds 1 Sector tailwinds driving sustainable growth RXO is well positioned in fast - growing markets Truck Brokerage Managed Transportation Last Mile Freight Forwarding Est. market growth rates (’21 – ’26E CAGR) RXO is an industry leader with direct leverage to sectors growing at multiples of GDP Continued outsourcing of transportation services Supply side shortage of drivers and trucks Adoption of digital solutions and automation by shippers and carriers Growing demand for supply chain visibility and access to data 11% 10% 10% 2 3% $750+ billion Addressable market 1

9 Percentage of revenue by solution 1 Market - leading platform with complementary transportation solutions 2 60% 20% 10% 10% Truck Brokerage Last Mile Managed Transportation Freight Forwarding Comprehensive brokered transportation solutions bridge service gaps in highly fragmented freight transportation industry 4 th largest broker with ~4% share of full truckload freight transportation in US and ~100K carriers 2 #1 in outsourced Last Mile for heavy goods with ~7% US share and >11 million annual home deliveries #6 in Managed Transportation, having grown freight under management 1.9x since 2019 3 Domestic and international freight forwarder, grew revenue by 45% CAGR since 2019 3 Source: Third - party research 1 12 months ended June 30, 2022. Excludes impact of eliminations. 2 As of June 30, 2022. 3 12 months ended December 31, 2019 to 12 months ended June 30, 2022.

10 Proprietary technology drives efficiency, volume and margin expansion 3 Proprietary technology represents a unique competitive advantage Dynamic pricing algorithms use machine learning to optimize pricing Automated processes improve productivity per head, driving efficiency and margin expansion Captures volume and revenue at lower cost - to - serve, with fewer touches

11 Selected customers Long - term relationships with blue - chip customers 4 58 of the Fortune 100 entrusted their business to RXO in 2021 Customers include market leaders and world - class brands across a diversified array of verticals Average tenure of top 10 customers is 16 years 1 Combination of capacity, technology and agility in solving supply chain challenges drives customer loyalty Significant diversification with top 20 customers accounting for ~35% of revenue 1 1 As of quarter ended June 30, 2022.

12 Diversified exposure across attractive end markets 5 Source: Third - party research 1 Before eliminations, 12 months ended December 31, 2021. 2 Other includes verticals such as agriculture, chemicals, home furnishings, building materials, business and professional serv ic es, healthcare and biotechnology, energy, oil and gas, aerospace and defense and mining. Diversified exposure with revenue split evenly across industrial and consumer end markets Well - positioned to grow across economic environments due to diverse end market exposure Leading presence in attractive end markets 2021 revenue 1 by major end markets 2 37% 16% 12% 7% 6% 22% Retail/E-Commerce Industrial/Manufacturing Food & Beverage Logistics & Transportation Automotive Other

13 Strategic Account Manager Team • Targets large enterprise customers • Key account managers have vertical - specific expertise • Tailored solutions to customer’s exact needs 1 National Account Manager Team • Targets national customers across three geographic regions • Incented to grow market share with current customers in existing service lines and win new customers 2 Inside Salesforce • Targets large emerging growth customers, embedding RXO with customers early in their lifecycle • Leverages internal resources and self - service technology platform to identify cross - selling opportunities 3 6 Tiered approach to sales drives multi - faceted growth opportunities

14 7 1 Represents public company pro forma adjusted EBITDA inclusive of standalone public company costs . 2 ROIC for 12 months ended December 31, 2021. Invested capital excludes goodwill and intangibles. Refer to the Non - GAAP Financial Measures section on page 2 and Supplemental Materials for related information $3.1 billion $5.1 billion 2019 LTM 6/30/22 $131 million $ 302 million 2019 LTM 6/30/22 Truck Brokerage has grown at ~3x the industry rate since 2013 ROIC of 42% 2 Revenue Pro forma adjusted EBITDA 1 Track record of above - market growth and high profitability

8 Experienced and proven leadership team



Drew Wilkerson
Chief Executive Officer
16 years



Lou Amo
President, Truck Brokerage
23 years



Paul Boothe
President, Managed Transportation
20 years



Fernando Rabel
Interim President, Last Mile
31 years



Demetri Venetis
President, Freight Forwarding
24 years



Jamie Harris
Chief Financial Officer
35 years



Jared Weisfeld
Chief Strategy Officer
17 years



Yoav Amiel
Chief Information Officer
27 years



Nina Reinhardt
Chief Comms. Officer
18 years



Heidi Ratti
Chief Human Resources Officer
16 years



Lyndon Cron
Senior Vice President, Sales
28 years



Jeff Firestone
Chief Legal Officer
26 years

RXO

Note: Number of years indicate years of industry-relevant experience

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16 Business overview

Full-service platform uniquely capable of providing comprehensive transportation solutions

	Solution Offering	RXO	UPS (Coyote)	J.B. Hunt	C.H. Robinson	Echo	Uber Freight	Worldwide Express	TQL	Landstar
	Truck Brokerage	✓	✓	✓	✓	✓	✓	✓	✓	✓
COMPLEMENTARY SOLUTIONS	Managed Transportation	✓	✓		✓	✓	✓	✓		
COMPLEMENTARY SOLUTIONS	Last Mile	✓		✓						
COMPLEMENTARY SOLUTIONS	Freight Forwarding	✓	✓		✓					✓

RXO has a strong competitive position and **differentiated service offerings** compared to its peers

>60% of RXO revenue comes from customers who utilize **more than one service line**[1]

RXO

Source: Third-party research
[1] 12 months ended December 31, 2021.

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18 Business overview Truck Brokerage

19 1 Source: 2020 US Census; represents total number of C - Corporations and S - Corporations in US with at least 10 employees. 2 US truck brokerage industry size; reflects brokered component of ~$400 billion total addressable truckload opportunity in 202 1. 3 Source: Federal Motor Carrier Safety Association; represents for - hire freight carriers in US as of August 31, 2022. Truck Brokerage >1 million for - hire carriers 3 97% with fleets of ≤10 trucks and drivers 3 >1.5 million shippers 1 Spend ~$400 billion on for - hire trucking 2 >4 million drivers and >3.5 million trucks 3 Highly fragmented marketplace connected by RXO’s technology ecosystem Transportation services industry ripe for technological disruption

Truck Brokerage

Best-in-class truck broker in North America

Business overview

- **Fourth largest broker of full truckload freight transportation** in the US, with best-in-class offering and technology
- Long track record of **outperforming the industry**
- **Thousands of loads available on a daily basis from** customer relationships, access to capacity, technology and service
- **Asset-light business** that facilitates the movement of **all modes of transportation**, typically from a single shipper
- **First-mover in technology investments** starting in 2011

Key metrics

Total addressable market opportunity[1]	~$400 billion
Industry size[2]	~$88 billion
Market share / position[2]	~4% / #4
LTM revenue[3]	$3.1 billion
Carriers[4]	~100K
Employees[4,5]	~1,600
Customers[4]	>5,000

RXO

Source: Third-party research
[1] Reflects total addressable for-hire truckload opportunity in 2021.
[2] Brokered truckload industry size reflects brokered component of ~$400 billion total addressable for-hire truckload opportunity in the US.
[3] 12-months ended June 30, 2022.
[4] Brokerage only, as of June 30, 2022.
[5] Excludes approximately 230 temporary employees.

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21 RXO has grown truck brokerage at ~3x the industry rate US truck brokerage industry growth from 2013 to 2021 1 RXO t ruck brokerage revenue growth from 2013 to 2021 $42 billion $88 billion 2013 2021 $397 million $2.7 billion 2013 2021 Since 2013, less than 10% of our growth was derived from acquisitions 2 , Source: Third - party research 1 US truck brokerage industry size; reflects brokered component of ~$400 billion total addressable truckload opportunity. 2 12 - months ended December 31, 2013 to 12 - months ended December 31, 2021. Truck Brokerage

22 Brokerage industry penetration driving growth Broker penetration of US truckload industry Outsourced freight transportation has been shifting from asset - based trucking companies to brokers for decades, as shippers seek reliable access to capacity and real - time pricing Source: Third - party research 7% 7% 8% 9% 10% 10% 10% 11% 12% 12% 13% 13% 13% 14% 14% 15% 16% 18% 20% 20% 21% 22% 24% 25% 25% 26% 28% 2000 2005 2010 2015 2020 2025 Truck Brokerage

23 US gross revenue – 2021 full truckload brokerage ($ in billions) 4 th largest broker of full truckload freight transportation in US ~4% share of brokered truckload market Critical scale to grow reach Source: Third - party research 1.6 1.6 1.8 1.8 2.1 2.2 2.4 2.7 2.9 7.3 11.4 (UPS) 4th largest full truckload broker in US after just 10 years Truck Brokerage

24 Strong carrier relationships drive first - class network RXO has a long - standing industry reputation as a reliable partner , creating sticky relationships with carriers 1 As of June 30, 2022. Carrier Rewards Carrier Ecosystem ~100k Carriers 1 11 trucks Average fleet size 1 ~700 miles Average length of haul 1 >70% Average 7 - day carrier retention 1 85% of carriers Operate five or fewer trucks 1 +74% YoY growth in weekly active users 1 Freight / Scale Truck Brokerage

25 Powerful combination of solutions Optimal mode for each customer need Full truckload Dry van, refrigerated, hazmat Expedite Time - critical, special handling Capacity for transloaded OTR containers Drop trailers Flatbed US cross - border Mexico, Canada Truck Brokerage

26 Demonstrated adaptability to flex contract and price mix to facilitate volume growth through cycles Load growth 1 Spot vs. contractual mix 1 1 12 - months ended December 31, 2019, 2020, 2021 and June 30, 2022. 2019 2020 2021 LTM 6/30/22 71% 64% 69% 73% 29% 36% 31% 27% 2019 2020 2021 LTM 6/30/22 Contractual Spot Truck Brokerage

27 RXO has demonstrated the ability to succeed across market environments • Review rates with our top customers • Hire to enable new capacity • Onboard more carriers to intelligent lane assignment • Backstop rates • Mitigate the impact of port congestion with options such as transloading • Increase presence on spot board through automation to capitalize on other brokers’ tender rejections • Look for opportunities to reduce carrier costs to expand margin • Slow hiring, lean into productivity , benefit from variable cost structure • Lean into contractual business • Revisit contract rates , and optimize margin dollars through share gains • Offer dedicated capacity to ensure constant capacity for key customers RXO has grown volume by 19% CAGR since 2019 1 1 12 months ended December 31, 2019, 2020 and 2021, and ended June 30, 2022. If the market is poised to tighten, we… If the market is poised to loosen, we… Truck Brokerage

28 Case study: industrial Relationship origin / customer need • Customer needed help with flatbed solutions in 2013 • Due to the mission - critical nature of the company’s products, supply chain continuity is critical RXO solution • Progressed from small flatbed carrier to the largest brokered flatbed provider in the US • Relationship has broadened to other forms of brokered transportation, including dry van and expedite • RXO procured capacity at the right rates, including flexing to 2x – 3x original award value during periods of peak seasonal demand enabled by technology, carrier relationships, and expertise • 95% of orders are created or covered digitally Key results • Supplier of the Year Award in 2020 • Brokerage revenue up from $50,000 in 2013 to over $20 million today Truck Brokerage

29 Case study: retail (durable goods) Relationship origin / customer need • Dry van service commenced in 2014 • Customer needs extensive project support RXO solution • RXO now provides flatbed, seasonal projects, transload services (helped with backlogs at ports) • Leading emergency freight provider (managing hurricanes, storms); dropped trailers to distribute generators; critical trust relationship • 90% of loads created or covered digitally Key results • Top 5 customer in brokerage • Brokerage revenue up more than 50X from 2017 to over $100 million today Truck Brokerage

30 Case study: food and beverage Relationship origin / customer need • Relationship originated in 2004 with Canadian bottling counterpart (later brought in - house) for cross - border freight • RXO committed to take every uncovered load RXO solution • Deep technology integration • Extensive drop trailer effort • 99% of loads created or covered digitally • RXO is viewed by the customer as providing the consistency of an asset - based carrier, giving us an early look at freight opportunities Key results • Revenue increased from less than $4 million to over $50 million in 2021 Truck Brokerage

31 Business overview Managed Transportation

Managed Transportation

Leading managed transportation platform

Business overview

- **Comprehensive transportation management services** ranging from load planning and procurement to tailored, complex solutions and performance monitoring
- Managed transportation **enables cross-selling opportunities** across RXO solutions
- **Tailored solutions** optimize customer transportation operations, leading to **significant cost savings**
- RXO Connect™ provides **order management, multimodal visibility** and actionable reporting
- **Diverse customer base**; most customers have long-term **contracts with average lengths of three years**

Key metrics

Industry size	~$23 billion
Market share / position	~3% / #6
LTM Freight Under Management[1]	$3.9 billion
LTM revenue[1]	$541 million
Employees[2]	~1,700
Customers[2]	~100
Average tenure of top-10 customers[2]	12 years
Customer retention[2]	97%

RXO

Source: Third-party research
[1] 12-months ended June 30, 2022.
[2] As of June 30, 2022.

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33 Control tower solutions • $3.9 billion of freight under management 1 • 2.8 million shipments processed through technology 1 • Global network of control towers provides door - to - door visibility into order status and freight tracking Managed expedite Value - added services • Industry - leading expedite web technology automates procurement and tracking time - critical freight • Fulfilment averages 16 minutes from time of request to carrier assignment • Air charter capabilities through asset - light technology • Solutions engineering, consulting & data science analytics • Cross - border operation capabilities • Procurement services utilizing best in class tools and technology to provide transportation RFP management, carrier sourcing, and rate benchmarking Source: Third - party research 1 12 - months ended June 30, 2022. Optimized solutions and capacity procurement Managed Transportation

34 Continued momentum in driving higher freight under management Freight under management RXO's freight under management provides network density to accelerate future growth Source: Third - party research $ 2.1 billion $ 2.1 billion $ 2.9 billion $ 3.9 billion 2019 2020 2021 LTM 6/30/22 Managed Transportation

35 Selected customers RXO’s powerful combination of scale, technology and services facilitates long - term relationships with large blue - chip companies Well diversified customer base across a variety of industries 12 - year average tenure of top - 10 customers, with 97% overall customer retention rate 1 Received supplier of the year awards from General Motors four years in a row and Ford three years in a row Customer composition and retention Managed Transportation 1 As of June 30, 2022.

36 Managed Transportation drives growth across RXO Managed transportation cross - sell sales to RXO Proprietary technology used to enhance revenue synergies and cross - sell services Direct API connections for spot bids ensure maximum value for the customer and increased opportunities for RXO Integrated salesforce approach drives cross - sell opportunities 2018 2019 2020 2021 LTM 6/30/22 Managed Transportation

37 Case study: chemical manufacturer Relationship origin / customer need • A global chemical manufacturing and supply company and one of the largest manufacturers of chemicals and plastics with a 25+ year relationship • Customer was looking for a provider to manage their packaged goods network within North America RXO solution • RXO utilized a centralized routing center in the Midwestern US, where it was responsible for 100K shipments per year, with roughly 5,000 lanes • RXO’s transportation management included carrier contracts, carrier compliance, service metrics and exceptions • RXO used its proprietary TMS technology to support tracking, sourcing continuous improvement, quality management and business intelligence Key results • RXO has maintained greater than 95% on - time delivery performance and route guide compliance of 90% to tier 1 assigned carriers • RXO Managed Transportation has delivered over $30 million in savings to this customer since 2019 • Responsible Care Partner since 2010 Managed Transportation

38 Case study: automotive OEM Relationship origin / customer need • Major automotive OEM sought partner to manage its supply chain, field transportation services and operations with a solution providing end - to - end visibility of its aftermarket service parts • Customer preferred a partner that could immediately implement a Lean culture and cost savings practices RXO solution • Developed solutions to create cost savings and identify improvement opportunities, with RXO embedded in customer’s approval process • Manages inbound, outbound and final mile delivery freight movements, and leads transportation, field and supply chain management services • Oversees customer’s quality standards, claims administration, freight pay and audit, carrier onboarding, contract management, engineering services and yard operations • Created business information dashboards for customer to access via mobile app Key results • Delivered $75 million of customer cost savings and reduced customer’s structural labor costs by 37% since beginning relationship in 2012 • Manages ~680K shipments and an additional ~1.5 million parcel shipments annually • Named the Supplier of the Year for past four years Managed Transportation

39 Business overview Last Mile

40 RXO last mile provides superior service, national scale and customer brand protection Key metrics Industry size ~$16 billion Market share / position ~7% / #1 LTM revenue 1 $1.0 billion Annual deliveries 1 >11 million Markets 2 159 Hub locations 2 82 Employees 2 ~1,800 Independent contractor drivers 2 ~6,700 Average tenure of top - 5 customers 2 17 years • #1 outsourced provider of last mile services for heavy goods in the US • 90% of the US population is within 125 miles of national last mile hub network • ~6,700 independent contractor drivers • Consistently high customer satisfaction reinforced by proprietary technology developed exclusively for last mile • Proactive capacity management tools optimize independent contractor carrier capacity with customer needs Business overview Source: Third - party research 1 12 - months ended June 30, 2022. 2 As of June 30, 2022. Last Mile

41 Competitive landscape and e - commerce trends Last mile heavy goods by revenue (US), 2021 Heavy & bulky % e - commerce penetration Strong e - commerce penetration preference expected across multiple segments, driving demand for last mile services Source: Third - party research 9% 17% 29% 2015 2020 2025E 7% 5% 4% 2% 2% 79% All Others ~$1.0 billion ~$0.7 billion ~$0.7 billion ~$0.3 billion ~$0.3 billion Last Mile

Last Mile

National scale with access to all major population centers


Dedicated Customer Locations

RXO's last mile footprint is positioned **within 125 miles of 90% of the US population**, speeding fulfillment and enabling shippers to meet consumer expectations

Access to **largest capacity base in North America for** last mile deliveries of heavy goods

Rolled out **RXO Connect™ digital platform** in 2021 to the US and Canada

RXO

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Last Mile

RXO's technology personalizes the consumer experience

- Connect® LM, RXO's last mile-specific technology, manages key levers that enhance the consumer experience
  - ~50% of eligible orders now consumer self-scheduled via the web, Alexa or automated call[1]
  - 30% reduction in calls per delivery driven by automation and improved customer satisfaction[1]
  - All data regarding shipment visible in single platform
  - Touchless signature capture option
- Real-time tracking: on-demand ETA updates and rescheduling
- Customized notifications


RXO
Dashboard
Orders
Inventory
Claims
Admin
Stop details

[1] As of June 30, 2022.

RXO
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44 Case study: consumer (last mile hub) Relationship origin / customer need • Relationship started in 2015 • Due to increasing demand they needed solution to fulfil orders quicker RXO solution • RXO proposed solution to include forward stocking in Last Mile hubs to ensure speed to consumer, with RXO’s national network footprint being a key enabler of the customer’s national launch • RXO tech was able to allow point of sale scheduling and visibility to client and consumer for real - time tracking • RXO supported peak demand over past 3 years with 200+ supplemental trucks • Currently supporting > 70% of the deliveries Nationally to include expansion to Canada Key results • RXO was awarded the majority of insourced deliveries after customer recently converted to 100% third party logistics • Relationship revenue has grown 99% annually since 2016 Last Mile

45 Case study: retailer (dedicated) Relationship origin / customer need • 18 - year relationship with large retailer that has outsourced deliveries with supply chain transformation since 2004 • Client sought to convert to third party logistics nationally to include flatbed deliveries as well as develop centralized deliveries rather than store - based deliveries RXO solution • RXO agreed to support initial store - based conversion which became a successful long - term solution for the client • RXO then agreed to purchase specialized equipment to support transition of flatbed store - based deliveries, resulting in a successful transition • RXO has proved to be a strategic partner for the client and went from launching their first centralized delivery operation in Texas to now managing eight operations, more than any other third - party logistics provider Key results • Doubled relationship revenue over last five years Last Mile

46 Business overview Freight Forwarding

Freight Forwarding

Leading freight forwarding network

Business overview

- **Asset-light freight management solution** for domestic, cross-border and international shipments
- **Comprehensive suite** of air, ocean, domestic and customs clearance
- **Scalable platform with advanced technology** already in place offers multiple levers for profitable growth
- **Experienced team** guides freight through customs points, providing local oversight at thousands of destinations
- Provides **valuable support to other RXO operations** serving **multinational and cross-border customers**

Key metrics

LTM revenue[1]	$509 million
Locations[2]	28
Employees[2]	~200
Customers[2]	~5,400
Average tenure for top-10 customers[2]	7 years
Countries served[2]	160

RXO

Source: Third-party research
[1] 12 months ended June 30, 2022.
[2] As of June 30, 2022. Includes territories.

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Freight Forwarding

Strategic footprint in North America and Asia


Freight forwarding branches

2,500+ domestic US and **400+ international carriers** across an international footprint reaching **160 countries**[1]

Centralized procurement and capacity management leverage economies of scale and carrier relationships

Balanced network readily increases capacity to manage volume, while **providing capex flexibility**

Drawing on **local market expertise** to connect key manufacturing and consumption centers worldwide

RXO

[1] As of June 30, 2022. Includes territories.

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49 Case study: automotive Relationship origin / customer need • Automotive OEM required a round - trip, end - to - end solution for the movement of mission critical parts and materials from Latin America to plants in Southeastern US • Challenges included communication processes with local counterparts at point of origin and incumbent carrier’s lack of reliability, including invoicing issues, inflexible contracts and transit delays RXO solution • RXO designed a solution that shortened lead times for freight movements from the factory to assembly lines, eliminating transhipments and other in - transit delays • The solution integrates ocean, rail and transload services, providing consolidated billing and end - to - end visibility of shipment status Key results • RXO’s solution increased carrier and routing flexibility, and reduced per diem and demurrage charges • Recognized for providing consistently reliable performance, expanding relationship to management of more than 1,200 containers annually across four customer entities, resulting in over $6 million of annual revenue Freight Forwarding

50 Technology overview

51 Years in digital operation 1 1 Refers to digital brokerage capabilities. RXO is leading technological disruption 4 4 1 4 6 6 6 8 8 8 9 10 Uber Freight JB Hunt Navisphere Convoy FR8star Next Trucking Coyote Trucker Path Cargomatic Cargo Chief XPO RXO Connect Ρ innovative ecosystem Transportation Management Systems • Proprietary operational systems • Launched October 2012 • Digital freight marketplace • Launched April 2018 • Digital freight marketplace • Launched April 2018

52 Optimized solutions and capacity procurement What we built… How we’re better… Transportation platform, built from the ground up , with microservices architecture Unified system, fully integrated with business solutions Proprietary machine learning engines , leveraging 10+ years of data Lane density with rewards program and rich functionality Operations driven technology platform Comprehensive integration offering with tailored integrations Highly adaptable and scalable platform, allowing innovation and rapid growth Seamless processes, enabling automation and efficiencies Optimize margin and lane matching efficiently Sticky platform for both customers and carriers Strong feedback loop , supporting operational use cases Easy connectivity for carriers and shippers, increasing load volume/coverage RXO Connect Ρ has first - mover advantage in helping shippers and carriers make informed decisions by providing real - time information about supply and demand for truckload capacity

53 High user adoption and retention rates >800K Total mobile app downloads 1 +63% YoY growth in total downloads 2 +74% YoY growth in weekly active users 2 +47% YoY growth in registered carriers 2 +29% YoY growth in registered customer users 2 ~100K Carriers on the platform 3 80% Loads created or covered digitally 2 >70% Average 7 - day carrier & customer retention 2 1 As of August 31, 2022. 2 As of June 30, 2022. 3 Brokerage only, as of June 30, 2022.

54 RXO Connect Ρ is a powerful, digital ecosystem Real - time tracking engine Customer interface Customer integrations Operational TMS systems API RXO Drive Ρ app Carrier interface Carrier mobile interface Carriers Customers Demand Supply RXO Connect Ρ encapsulates the business’ DNA OPERATIONAL SYNERGIES SOLUTIONS ORIENTATION DIGITAL CAPACITY MANAGEMENT ZERO - TOUCH AUTOMATION

55 Freight Optimizer is the scalable freight management engine of RXO Connect Ρ • Decision support tool surfaces real - time data and trends • Huge capacity pool enables rapid load - matching and tendering • Analyzes data from multiple sources • Proprietary machine learning algorithms • Predictive pricing algorithms • Automates operational processes to enhance productivity

56 RXO Connect Ρ ecosystem generates efficiencies for all stakeholders Predictions Pricing Optimization Matching Shippers • Quoting • Ordering • Tracking • Payments • Documents • Data Visualization • Insights • Exceptions Carriers • Booking • Payments • Dispatching • Tracking • Recommendations • Insights • Rewards Our people • Communication • Accessibility • Service • Performance

57 RXO Drive Ρ app benefits customers and carriers by helping to automate the procurement process 1 As of August 31, 2022. Load booking Freight management Capacity posting Carrier score and rewards >800K 1 app downloads to date with ongoing, rapid adoption • Transactional platform with mobile access is all - in - one tracking solution • Intuitive tools for posting, bidding, negotiating, booking, tracking and e - paperwork • Tailored role - based functionality • Robust rewards program and financial incentives enables carrier stickiness • Smart Load engine helps drivers maximize resources and minimize empty miles

58 RXO Connect Ρ is widely adopted and growing fast Note: All data cumulative for 12 - months ended June 30, 2022 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Total digital brokerage orders Total registered customer users Total registered carrier users Total app downloads

59 Financial overview

60 Financial performance highlights Track record of above - market growth 21% revenue CAGR 1 , underpinned by leading market share in a massive industry Proven ability to drive long - term margin expansion Highly variable cost structure Robust free cash flow generation Strong balance sheet to support future growth 50% increase in productivity 2 (loads per head per day) over last three years Only 13% of costs are fixed 3 , with capacity purchased as needed Asset - light , tech - enabled model, with <1% of revenue for net capex spend 3 Expected net leverage of 1.1x, with no near - term maturities and ample liquidity 1 12 - months ended December 31, 2019 to 12 - months ended June 30, 2022. 2 Quarter ended December 31, 2018 to quarter ended December 31, 2021. 3 12 - months ended December 31, 2021. Refer to the Non - GAAP Financial Measures section on page 2 and Supplemental Materials for related information

61 1 Represents brokered component of US for - hire truckload opportunity in 2021. 2 Calculated as revenue less cost of transportation and services (exclusive of depreciation and amortization). 3 Represents public company pro forma adjusted EBITDA inclusive of standalone public company costs . Refer to the Non - GAAP Financial Measures section on page 2 and Supplemental Materials for related information Track record of above - market growth 1 Revenue Revenue less purchased transportation 2 Pro forma adjusted EBITDA 3 $3.1 billion $5.1 billion 2019 LTM 6/30/22 $727 million $1.1 billion 2019 LTM 6/30/22 $131 million $302 million 2019 LTM 6/30/22

Proven ability to drive long-term margin expansion

Loads per head per day[1] Q4 2018 indexed to 100%



50% increase in productivity
15% CAGR
100%
150%
2018
2021

Margin expansion levers

- Consistently improving operating efficiencies to achieve productivity gains and margin targets
- RXO Connect™ technology amplifies ROIC – minimal incremental capex yields significant EBITDA and margin expansion
- Proprietary technology excels at optimizing margin, improving productivity and capturing volume
- Asset-light with highly variable cost structure and ability to flex costs, delivering EBITDA and margin goals

Clearly defined initiatives underway for **long-term margin expansion**

RXO

Source: Third-party research
[1] Inclusive of 6+ months of tenure. Represents Brokerage only.

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63 Cost structure breakdown 1 Highly variable cost structure provides operating flexibility across economic environments Source: Third - party research 1 12 months ended December 31, 2021. Not inclusive of standalone public company costs. Refer to the Non - GAAP Financial Measures section on page 2 and Supplemental Materials for related information Key attributes • Highly variable cost structure driven by purchased transportation; only 13% fixed costs • Ability to reduce costs when demand is soft and flex resources to bring trucks back online as demand returns • Second largest expense is labor; continuing to drive productivity gains over a higher revenue base • Modest fixed base expense serves as catalyst to drive more accretive volumes in periods of growth Variable Fixed 87% 13%

64 Low capital intensity drives robust cash flow conversion Net capital expenditures as % of revenue 1.2% 0.8% 0.9% 2020 2021 LTM 6/30/22 Continuous cycle of technology innovation supported by disciplined investment approach • Guided by disciplined approach to capex, prioritizing high - ROIC projects with near - term returns potential • Continuous innovation supported by ongoing investments in technology, building on RXO’s position as the brokerage technology leader delivering substantial value through efficiencies • ~Two - thirds of capex relates to growth • Relative capex spend expected to stabilize at current levels , given robust technology infrastructure in place and heaviest lifting of development cycled $39 million $44 million $38 million

65 Substantial free cash flow generation 1 Represents public company pro forma adjusted EBITDA inclusive of standalone public company costs. Refer to the Non - GAAP Financial Measures section on page 2 and Supplemental Materials for related information Cash flow resiliency is aided by operating flexibility of the model and the high degree of discretion around capex 1 $302 million $125 million ($37) million ($45) million ($51) million ($44) million Pro Forma Adj. EBITDA (LTM 6/30/2022) (-) Interest expense (-) Taxes (-/+) Change in NWC (-) Net capital expenditures Adj. Free Cash Flow (LTM 6/30/2022) Free cash flow reconciliation

66 Strong balance sheet to support future growth • No maturities due before 2027 • Expect total liquidity of $600 million o Five - year revolving credit facility with $500 million capacity • Maintain leverage in target range of 1.0x – 2.0x Expected capital structure at time of spin - off Cash 1 $100 million Total debt 2 $442 million Net leverage 3 1.1x Key highlights RXO is committed to maintaining investment grade credit metrics 1 The separation agreement will provide for an adjustment payment to potentially be made following the distribution from RXO to XP O, or from XPO to RXO, so that RXO’s final cash balance as of the effective time of the distribution is equal to $100 million. 2 Reflects long - term debt on balance sheet from the principal incurrence of $455 million of indebtedness, net of original issue di scount and debt issuance costs of $13 million. 3 Net leverage on a pro forma basis for 12 months ending June 30, 2022. Refer to the Non - GAAP Financial Measures section on page 2 and Supplemental Materials for related information

67 Growth investments M&A Shareholder distributions Disciplined capital allocation framework Maximize shareholder returns while minimizing risk • RXO initiatives focused on deployment of capital on high - ROIC projects • Fully discretionary growth capex increases resiliency of free cash flow profile • Thoughtful evaluation of accretive M&A opportunities • Focus on growth of current solutions vs. ancillary opportunities • Balanced approach to return of capital, with flexibility to reevaluate policy according to financial position

68 Financial targets 5 - year EBITDA • $475 million – $525 million Capital expenditures • ~1% of revenue Depreciation & amortization • ~1% of revenue Interest expense • ~$37 million / year Tax rate • ~24% Shares outstanding • 117 million

69 Concluding remarks

70 Reasons to invest in RXO Large addressable market with secular tailwinds Market leading platform with complementary transportation solutions Long - term relationships with blue - chip customers across diverse end - markets Proprietary technology continuously improving customer outcomes Fast growing and high - return financial profile Leading tech - enabled brokered transportation platform led by a world - class management team

71 Supplemental materials

72 RXO corporate governance highlights • Committed to being a leader in strong corporate governance standards • RXO board to be led by a non - executive chairman • All other non - executive members of the board will be independent , including a lead independent director, to ensure independent oversight and decision - making o Additional corporate governance information and materials, including Certificate of Incorporation, bylaws, corporate guidance guidelines and code of business ethics will be available on RXO’s website o Audit Committee, Compensation Committee, and Nominating, Governance and Sustainability Committee will be comprised entirely of independent directors • Head of Internal Audit function will report directly to Audit Committee • Board to adopt written charters for each committee , which will be made available on RXO’s website post - spin transaction

73 Brad Jacobs Non - Executive Chairman of the Board Drew Wilkerson Director; Chief Executive Officer RXO board members AnnaMaria DeSalva Director; Chair of Nominating, Governance and Sustainability Committee Christie Breves Director Steve Renna Director Michelle Nettles Lead Independent Director; Chair of Compensation Committee Tom Szlosek Director; Chair of Audit Committee Mary Kissel Director, Vice Chairman Adrian Kingshott Director

74 Leadership in ESG initiatives Our ESG philosophy… Environmental RXO is committed to reducing empty miles and helping our suppliers achieve their sustainability goals. We help make trucking more efficient and reduce GHG emissions. Social Our diverse teams and suppliers solve the industry’s toughest challenges. Safety is at the forefront of everything we do. Governance Our diverse board guides how we evolve our business and ensures consistent reporting. We lead with integrity. …drives real - world problem - solving SmartWay We are SmartWay certified, which helps move goods in the cleanest and most energy - efficient way possible. We help the carriers we work with achieve SmartWay certification. Carrier Sustainability We provide resources to help carriers apply for sustainability grants and adopt technologies that are better for the environment. Ship Net - Zero with RXO We give shippers the ability to negate the carbon footprint of their freight by purchasing carbon offsets for the sustainability project of their choice. Supplier Diversity We are focused on improving the diversity of our supply base. We also help shippers improve their use and tracking of diverse transportation suppliers. Diversity, Equity and Inclusion We actively recruit and advocate for a diverse workforce. Our commitment to equity and inclusion can be seen in our employee resource groups, diversity council and community involvement. Responsible Growth and Innovation Our leadership and board are committed to ethics, consistent and honest reporting, preventing corruption, and effectively managing risks.

75 Financial reconciliations 1 Refer to the Non - GAAP Financial Measures section on page 2 for related information . 2 Allocated corporate expense per RXO Form 10 combined financial statements; excludes the impact of adjusted items and allocate d income tax, depreciation and amortization from XPO Corporate. 3 Estimated incremental costs of operating RXO as a standalone public company. ($ in millions) (Unaudited) Twelve Months Ended June 30, Six Months Ended June 30, Years Ended December 31, 2022 2022 2021 2021 2020 2019 Net income $158 $83 $75 $150 $43 $62 Interest expense - - - - - - Income tax provision 45 27 23 41 14 22 Depreciation and amortization expense 83 42 40 81 76 74 Transaction and integration costs 22 21 1 2 14 1 Restructuring costs 5 3 - 2 10 9 Other 2 - (1) 1 - - Adjusted EBITDA 1 $315 $176 $138 $277 $157 $168 Reversal of allocated corporate expense 2 and other 32 15 12 29 16 8 Public company standalone cost 3 (45) (23) (23) (45) (45) (45) Public company pro forma adjusted EBITDA 1 $302 $168 $127 $261 $128 $131 Reconciliation of net income to adjusted EBITDA and public company pro forma adjusted EBITDA

Financial reconciliations (cont'd)

The following table reconciles XPO's revenue attributable to the remaining company after the planned spin-off of RXO[1] and the divestiture of our North American intermodal operation for the trailing twelve months ended June 30, 2022, the six-month periods ended June 30, 2022 and 2021, and twelve months ended December 31, 2021.

Reconciliation of revenue attributable to the remaining company

($ in millions) (Unaudited)	Twelve Months Ended June 30,	Six Months Ended June 30,		Year Ended December 31,
	2022	2022	2021	2021
XPO historical revenue[2]	$13,336	$6,705	$6,175	$12,806
Intermodal operation[3]	903	308	483	1,077
RXO spin-off operations[3]	5,063	2,538	2,164	4,689
Eliminations[4]	(167)	(79)	(69)	(156)
Adjusted revenue attributable to the remaining company	$7,537	$3,938	$3,597	$7,196

RXO

The remaining company will consist of XPO's less-than-truckload transportation business in North America, European transportation business and corporate entity
[1] The planned spin-off of RXO is expected to include XPO's truck brokerage business, as well as managed transportation, last mile and freight forwarding operations.
[2] XPO historical financial data were derived from XPO's financial statements for the period presented.
[3] Financial data for the Intermodal and RXO spin-off operations were derived from XPO's underlying financial records for the period presented and are not presented on a carve-out basis.
[4] Represents intercompany transactions between XPO and the divested entities which will no longer be eliminated in consolidation subsequent to the divestitures.
Refer to the Non-GAAP Financial Measures section on page 2 for related information

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77 Financial reconciliations (cont’d) Reconciliation of revenue less purchased transportation ($ in millions) (Unaudited) Twelve Months Ended June 30, Six Months Ended June 30, Years Ended December 31, 2022 2022 2021 2021 2019 Revenue $5,063 $2,538 $2,164 $4,689 $3,141 Cost of transportation and services (exclusive of depreciation and amortization) 3,934 (1,925) (1,672) (3,681) (2,414) Revenue less purchased transportation $1,129 $613 $492 $1,008 $727

78 Financial reconciliations (cont’d) Reconciliation of capital expenditures to net capital expenditures ($ in millions) (Unaudited) Twelve Months Ended June 30, Six Months Ended June 30, Years Ended December 31, 2022 2022 2021 2021 2020 Payment for purchases of property and equipment ($44) ($24) ($19) ($39) ($47) Proceeds from sale of property and equipment - - 1 1 8 Net capital expenditures ($44) ($24) ($18) ($38) ($39) Revenue $5,063 $2,538 $2,164 $4,689 $3,357 Net capital expenditures as a % of revenue 0.9% 0.9% 0.8% 0.8% 1.2%

79 Financial reconciliations (cont’d) Return on invested capital 42% return on invested capital ($ in millions) (Unaudited) Year Ended December 31, Select income statement items 2021 Public company pro forma adjusted EBITDA $261 ( - ) Depreciation (57) ( - ) Cash taxes 1 (18) (+) Operating lease interest 2 5 Net operating profit after tax $191 ($ in millions) (Unaudited) As of December 31, Select balance sheet items 2021 2020 Total assets per Form 10 $2,068 $1,870 ( - ) Cash (29) (70) ( - ) Goodwill and intangibles (730) (754) Operating assets (excluding goodwill and intangibles) $1,309 $1,046 Total liabilities per Form 10 998 802 ( - ) Net deferred tax liability (52) (49) ( - ) Operating lease liability (135) (116) Non - debt liabilities $811 $637 Invested capital $498 $409 1 Cash taxes is calculated as the ratio of RXO's public company pro forma adjusted EBITDA to XPO adjusted EBITDA, multiplied by X PO's cash paid for taxes. 2 Operating lease interest is calculated as period end operating lease assets multiplied by the Company's incremental borrowing r ate, net of tax.

80 Financial reconciliations (cont’d) ($ in millions) (Unaudited) Twelve Months Ended June 30, 2022 Net cash provided by operating activities 1 $236 Payment for purchases of property and equipment 1 (44) Proceeds from sale of property and equipment 1 - Free cash flow 1 $192 Pro forma interest expense 2 (37) Incremental working capital usage and other 3 (30) Adjusted free cash flow $125 1 Based on RXO’s combined financial statements as presented in Form 10. 2 Based on RXO's pro forma financial statements as presented in Form 10. 3 Based on cash used by changes in assets and liabilities in Form 10 combined financial statements, less incremental working ca pit al usage. Reconciliation of cash provided by operating activities to free cash flow and adjusted free cash flow

81 Financial reconciliations (cont’d) ($ in millions) (Unaudited) Reconciliation of Net Debt – Pro Forma As of June 30, 2022 Total debt 1 $442 Less: Cash and cash equivalents 2 (100) Net debt $342 Reconciliation of Net Leverage – Pro Forma Twelve months ended June 30, 2022 Net debt $342 Public company pro forma adjusted EBITDA $302 Net leverage 1.1x 1 Reflects long - term debt on balance sheet from the principal incurrence of $455 million of indebtedness, net of original issue di scount and debt issuance costs of $13 million. 2 The separation agreement will provide for an adjustment payment to potentially be made following the distribution from RXO to X PO, or from XPO to RXO, so that RXO’s final cash balance as of the effective time of the distribution is equal to $100 million. Reconciliation of net debt and net leverage